EXHIBIT 13.1




                        CERTIFICATION OF DAVID HENSTRIDGE
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
                             PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

                                  EXHIBIT 13.1




    CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




In connection with the Annual Report of Tumi Resources Limited (the "Company") on Form 20-F for the year ending December 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Henstridge, Chief Executive Officer, Chief Financial Officer, President and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.


/s/ DAVID HENSTRIDGE
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David Henstridge, Chief Executive Officer,
Chief Financial Officer, President and Director